Exhibit 99.1

 Directors  CTBI Directors  Mark A Gooch, Chairman  Eugenia “Crit” Luallen, Vice Chairman  Charles J. Baird  Franklin H. Farris, Jr.  Ina Michelle Matthews  James E. McGhee II  Franky Minnifield  Jefferson F. Sandlin  Anthony St. Charles  Chad C. Street  Lillian “Kay” Webb  2  CTB Directors  Mark A. Gooch, Chairman  Franklin H. Farris, Jr.  Ina Michelle Matthews  James E. McGhee II  Richard W. Newsom  Chad C. Street  CTIC Directors  Mark A. Gooch, Chairman  Charles Baird  Franklin H. Farris, Jr.  E.B. Lowman II  Eugenia “Crit” Luallen  James E. McGhee II  Andy Waters

 Executive Officers  3     Mark A. Gooch Chairman, President, and CEO  Richard W. Newsom CTB President  Andy Waters CTIC President and CEO  Kevin J. Stumbo EVP/Chief Financial Officer  Steven E. Jameson EVP/Chief Internal Audit and Risk Officer  Mark Smith EVP/Chief Credit Officer  James B. Draughn EVP/Operations  C. Wayne Hancock EVP/Chief Legal Officer  Billie J. Dollins EVP/Central Region President  David Tackett EVP/Eastern Region President  Ricky Sparkman EVP/South Central Region President  D. Andrew Jones EVP/Northeastern Region President

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2023 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  4

 2023 Key Metrics  Total Assets $5.8 billion  Market Capitalization $789.5 million  Cash Dividend Yield 4.20%  P/E Ratio 10.6x  Price to Book Value 1.1x  Price to Tangible Book Value 1.2x  Tangible Common Equity Ratio 11.16%  Competitive Position  3rd largest Kentucky domiciled bank holding company   2nd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions   7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions  5  Financial data as of December 31, 2023  Deposit market share as of June 30, 2023

Our Banking Franchise

Central Region

Loans - $926 million

Deposits - $1.2 billion

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $987 million

Deposits - $1.9 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $443 million

Deposits - $654 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $868 million

Deposits - $1.1 billion

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $824 million

CTIC

Assets Under Management - $3.4 billion (including $1.2 billion CTB)

Revenues - $17.9 million

- Ashland
- Danville
- LaFollette
- Lexington
- Pikeville

Financial data as of December 31, 2023

6

Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billions  Revenue in millions  7

 2023 Performance

 2023 Performance Summary   Goals Results  Earnings $82.0 - $85.4 million $78.0 million  EPS $4.57 - $4.75 per share $4.36 per share  ROAA 1.50% - 1.56% 1.40%  ROAE 12.26% - 12.76% 11.75%  Assets $5.38 - $5.72 billion $5.77 billion  Loans $3.77 - $3.92 billion $4.05 billion  Deposits $4.64 - $4.83 billion $4.95 billion  Shareholders’ equity $686.5 - $714.5 million $702.2 million  9

 Shareholder Value

 Dividends Per Share  2023 cash dividends increased 7.1%  Dividend payout ratio for 2023 was 41.3%  Desired level between 40% and 50%  December 31, 2023 cash dividend yield was 4.20%  Cash dividend increased to $0.46 per share effective October 1, 2023  11

 Shareholders’ Equity  Shareholders’ equity has increased 14.2% during the past five years  4.5% compound growth rate for the past five years  (in millions)  12  4.5%

 Book Value Per Share  Tangible Common Equity/Assets  13

 Total Market Capitalization  Peer data obtained from S&P Global; peer group consists of publicly traded regional bank holding companies with comparative assets, as defined in our Proxy Statement.  (in millions)  14  Price to Tangible Book Value   2019 2020 2021 2022 2023   CTBI 1.51x 1.12x 1.23x 1.46x 1.24x   Peer 1.85x 1.73x 1.81x 1.89x 1.94x

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2018 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2023.  15

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  December 31, 2023  16

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends  43 years of consecutive increases in cash dividends  5-year compound growth rate of cash dividends 5.5%  Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index  CTBI shareholders include  204 institutional investors (including CTIC – 11.36%) hold 11.1 million shares (59.5%)  274 mutual funds hold 5.3 million shares (29.6%)  Data as of December 31, 2023  17

 CTBI’s Franchise Value  History of solid investor returns  Historically strong capital position  Investor focused dividend policy  Dividend Achievers Index  Consistent financial performance  Community banking strategy  Economic diversity in the markets we serve  Strong experienced management team and nearly 1,000 dedicated employees  Our shareholders  18

 Earnings Review

 Earnings Per Share  EPS decreased 5.0% from 2022 to 2023  20

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2023 for bank holding companies with consolidated assets of $3 billion to $10 billion.  21

 Net Income  Net income decreased 4.7% from 2022 to 2023  (in millions)  22

 Revenues  2023 revenues increased 1.7% from 2022  (in millions)  23

 Noninterest Incomeas a % of Total Revenue  2023 noninterest income decreased 0.4% from 2022  Decreases in loan related fees, gains on sales of loans and brokerage revenue  (in millions)  24

 Net Interest Revenue  2023 net interest revenue increased by 2.4% from 2022  Net interest margin remained at 3.32% from 2022  Average earning assets increased $114.8 million, or 2.2%  (in millions)  25

 Net Interest Margin  Pressure on the margin  1-year cumulative gap position at 12/31/23 – (21.22)%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2023 for bank holding companies with consolidated assets of $3 billion to $10 billion.  % of assets repricing  Within 30 days 19.35%  % of liabilities repricing   Within 30 days 49.21%  Within 90 days 54.15%  Within 180 days 56.41%  26

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2023 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  Noninterest Expense & Efficiency Ratio  (in millions)  27

 Balance Sheet Review

 Total Assets  Total assets at 12/31/23 increased $389.4 million, or 7.2%, from 12/31/22  Loans increased $341.6 million or 9.2%  Investment portfolio decreased $91.5 million or 7.3%  Deposits increased $308.3 million or 6.6%  (in billions)  29

 Total Loans  Total loans at 12/31/23 increased 9.2% from 12/31/22  Loan and line of credit production for the year totaled $1.0 billion  (in billions)  30  Loan Portfolio Mix  December 31, 2023

 Concentrations of Creditas a % of Total Loans  December 31, 2023  There were no nonperforming loans in any of these loan categories as of December 31, 2023.  31

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2023 for bank holding companies with consolidated assets of $3 billion to $10 billion.  Nonperforming Loansas a % of Total Loans  32

 Nonperforming Assetsas a % of Total Assets  $1.6 million in other real estate owned  Loan Loss Reserve  as a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2023 for bank holding companies with consolidated assets of $3 billion to $10 billion.  33

 Total Other Real Estate Owned  (in millions)  34

 Total Depositsincluding Repurchase Agreements  (in billions)  December 31, 2023  35

 1st Quarter 2024 Review

 Key Metrics – 1st Quarter 2024  Total Assets $5.9 billion  Market Capitalization $768.5 million  Cash Dividend Yield 4.31%  P/E Ratio 10.2x  Price to Book Value 1.1x  Price to Tangible Book Value 1.2x  Tangible Common Equity Ratio 11.10%  Financial data as of March 31, 2024  37

 Earnings Per Share  38

 Net Income  39  (in millions)

 Earnings  Net interest income for the quarter of $43.6 million was $0.6 million, or 1.4%, above prior quarter but $0.3 million, or 0.7%, below first quarter 2023.   Provision for loan losses for the quarter of $2.7 million was $0.8 million above prior quarter and $1.5 million above first quarter 2023.  Noninterest income for the quarter ended March 31, 2024 of $15.1 million was $1.4 million, or 10.3%, above prior quarter, and $1.5 million, or 10.6%, above prior year same quarter.  Noninterest expense for the quarter ended March 31, 2024 of $32.2 million, was $0.6 million, or 1.9%, above prior quarter, and $0.3 million, or 1.0%, above prior year same quarter.  40

 Noninterest Income  Q-O-Q increases in loan related fees, bank owned life insurance revenue, trust revenue, and brokerage revenue, partially offset by a decrease in deposit related fees  Y-O-Y increases in loan related fees, bank owned life insurance revenue, and trust revenue  (in millions)  41

 Noninterest Expense  Q-O-Q increase in personnel expense, partially offset by decreases in other direct expenses and advertising expense  Personnel expense increases included bonuses and incentives and group medical and life insurance  Other direct expense decrease was the result of an accounting change related to the amortization of tax credits  Y-O-Y increase in personnel expense, partially offset by a decrease in other direct expenses  Personnel expense increases in salaries and the cost of group medical and life insurance  Other direct expense decrease was related to the amortization of tax credits  42  (in millions)

 Total Assets  Total assets at 3/31/24 increased $80.6 million, or an annualized 5.6%, during the first quarter  Loans increased $110.3 million  Investment portfolio decreased $51.8 million  Deposits in other banks increased $25.0 million  Deposits, including repurchase agreements, increased $69.1 million  43  (in millions)

 Total Loans  Increased at an annualized rate of 10.9% during the quarter  Increased from prior year first quarter 10.2%  44  (in millions)

 Nonperforming Loansas a % of Total Loans  45

 Nonperforming Assetsas a % of Total Assets  46

 Net Charge-offsas a % of Average Loans (annualized)  47

 Allowance for Credit Losses  Provision for loan losses for the quarter was $2.7 million, compared to $1.8 million for the quarter ended December 31, 2023 and $1.1 million for the first quarter 2023.  Our reserve coverage (allowance for credit losses to nonperforming loans) at March 31, 2024 was 319.0% compared to 354.7% at December 31, 2023 and 382.3% at March 31, 2023.  Our credit loss reserve as a percentage of total loans outstanding at March 31, 2024 remained at 1.22% from December 31, 2023, compared to 1.24% at March 31, 2023.  48

 Total Depositsincluding Repurchase Agreements  Increased an annualized 5.6% from prior quarter  Increased 5.6% from prior year first quarter  49  (in billions)

 Efficiency Ratio  50

 Key Strategic Initiatives

 Operational Priorities  Build core earnings capacity  Quality loan growth  Low cost deposit growth  Branch expansion in growth markets  Manage net interest margin   Operational efficiency  Expense control  Noninterest revenue growth  Compliance management  Increase noninterest income  Trust and wealth management  Brokerage  Insurance  Continuing focus on improving asset quality   52

 To Our Shareholders   Your management has a Strategic Plan for the performance and operations of your company. Success will be attained by the execution of this plan, not just by management, but by approximately 1,000 employees. The continuing support by you, our shareholders, by referring your friends, neighbors, and business associates to do business with your bank, is invaluable to the execution of our plans for the performance of your Company.  53